EXHIBIT 4.1


                        FORM OF COMMON SHARE CERTIFICATE



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COMMON SHARES OF BENEFICIAL INTEREST                                                            COMMON SHARES OF BENEFICIAL INTEREST

                                                                                                              CUSIP
                                                                                                                   ----------------

THIS CERTIFICATE IS TRANSFERABLE IN                                                             SEE REVERSE FOR CERTAIN DEFINITIONS
        NEW YORK, NEW YORK                                                                              AND IMPORTANT NOTICE

                                                         BARON CAPITAL TRUST

                                                          A BUSINESS TRUST
                                          ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS IS TO CERTIFY
                                        ----------------------------------------------------

is the owner of
                                        ----------------------------------------------------

     FULLY PAID AND NON-ASSESSABLE COMMON SHARES OF THE BENEFICIAL INTEREST, NO PAR VALUE, OF Baron Capital Trust (the "Company"), a
Delaware business trust formed under the laws of the State of Delaware and under and subject to the provisions of the Declaration of
Trust and the Bylaws of the Company,  both as amended from time to time. The shares  represented by this  Certificate are subject to all of the provisions of the Declaration of Trust of the Company and any amendments  thereto and are transferable  only on the share transfer books of the Company by the holder of record hereof in person or by duly authorized  attorney or legal  representative upon surrender of this Certificate  properly endorsed.  This Certificate is not valid until countersigned and registered by the Company's transfer agent and registrar.

     In Witness Whereof, the Company has caused this Certificate to be executed on its behalf by its duly authorized officers.


Dated:
      ------------------


COUNTERSIGNED AND REGISTERED:
       AMERICAN STOCK TRANSFER & TRUST COMPANY
                                    TRANSFER AGENT
                                      AND REGISTRAR         BARON CAPITAL TRUST



BY:
   -----------------------------------------             ---------------------------           --------------------------------
                       AUTHORIZED SIGNATURE                      Secretary                           Chief Executive Officer


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                                                         BARON CAPITAL TRUST
                                                          IMPORTANT NOTICE

The securities represented by this certificate are subject to restrictions on transfer for the purpose of the Trust's maintenance of its status as a real estate  investment  trust under the Internal  Revenue Code of 1986,  as amended.  Except as otherwise  provided pursuant to the Declaration of Trust for the Trust, no Person may  Beneficially  Own Shares of Common Shares and/or Preferred Shares
in excess of 5.0% (or such greater percentage as may be determined by the Managing  Shareholder of the Trust) of the number or value of the  outstanding  Equity Shares of the Trust (unless such Person is an Existing  Holder).  Any Person who attempts or proposes to
Beneficially Own Common Shares and/or Preferred Shares in excess of the above  limitations must notify the Trust in writing at least
15 days prior to such  proposed or  attempted  Transfer.  All  capitalized  terms in this legend  have the  meanings  defined in the
Declaration of Trust for the Trust, a copy of which,  including the  restrictions  on transfer,  will be sent without charge to each
Shareholder who so requests. If the restrictions on transfer are violated,  the securities represented hereby will be designated and treated as Excess Shares which will be held in trust by the Trust.

     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws and regulations:

         TEN COM  -- as tenants in common                      UNIF GIFT MIN ACT -- _______ Custodian ____________
         TEN ENT  -- as tenants by the entireties                                   (Cust)             (Minor)
         JT TEN   -- as joint tenants with right                                    under Uniform Gifts to Minors
                     of survivorship and not as                                     Act _______________________
                     tenants in common                                                         (State)

     Additional abbreviations may also be used though not in the above list.

     For value received, ____________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

[_____________________]_____________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________
                           Please print or typwrite name and address including postal zip code of assignee

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

______________shares of beneficial interest of the Company represented by this Certificate, and do hereby irrevocably constitute and appoint _____________ attorney to transfer the said shares on the books of the Company, with full power of substitution in the premises.

Date:______________________

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                NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE
                        CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER


SIGNATURE GUARANTEED:_____________________________________________________________________________________________________
                     THE SIGNATURES SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR  INSTITUTION  (BANKS,  STOCKBROKERS,  SAVINGS AND
                     LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED  SIGNATURE  GUARANTEE  MEDALLION  PROGRAM),
                     PURSUANT TO S.E.C. RULE 17 Ad-15.

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